UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 7, 2025

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2999 N.E. 191st Street, Suite 610, Aventura, FL 33180

(Address of principal executive offices and zip code)

(408) 467-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The Nasdaq Global Market
Series C Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Immersion Corporation, a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on November 10, 2025 (the “Original Report”) related to the declaration of a dividend to the holders of the Company’s common stock (the “Common Shares”) outstanding at the close of business on November 17, 2025 of one preferred share purchase right for each Common Share and the entrance into the Rights Agreement, dated November 7, 2025, between the Company and Computershare Trust Company, N.A., as rights agent. This amendment is being supplied solely to provide the correct number of outstanding Common Shares as of November 7, 2025, and to provide hyperlinks to the exhibits, which were inadvertently omitted in the Original Report.

Except as described above, all other information in the Original Report remains unchanged.

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 3.03 of this Current Report on Form 8-K/A is incorporated by reference into this Item 1.01.

Item 3.03. Material Modification to Rights of Security Holders.

As of November 7, 2025, there were 32,876,610 Common Shares outstanding.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1

Certificate of Designation of Series C Junior Participating Preferred Stock of Immersion Corporation (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed with the Commission on November 10, 2025).

4.1

Rights Agreement, dated November 7, 2025, between Immersion Corporation and Computershare Trust Company, N.A., as Rights Agent, which includes the Summary of Rights to Purchase Series C Junior Participating Preferred Stock as Exhibit B, and Form of Rights Certificate as Exhibit C (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Commission on November 10, 2025).

99.1	Press release of Immersion Corporation issued November 10, 2025 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the Commission on November 10, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	December 8, 2025	By:	/s/ J. Michael Dodson
		Name:	J. Michael Dodson
		Title:	Chief Financial Officer